Exhibit 10.6

GREAT AJAX CORP.

2014 DIRECTOR EQUITY PLAN

1.           Purpose of the Plan.

The purpose of the Plan is to promote the interests of the Company by attracting and retaining qualified and experienced individuals for service as Directors of the Company, and to motivate these individuals to exercise their best efforts on the Company’s behalf.

2.           Definitions

(a)          “Award” means a grant of Restricted Stock, a Stock Award or an Other Stock-Based Award under the Plan.

(b)          “Award Agreement” means the agreement or agreements between the Company and a Holder pursuant to which an Award is granted and which specifies the terms and conditions of that Award, including the vesting requirements applicable to that Award, if any.

(c)          “Board” means the Board of Directors of the Company.

(d)          “Change in Control” means any of the following:

(i)          the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a corporation that is not controlled by the Company;

(ii)         the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

(iii)        a successful tender offer for the Common Stock of the Company, after which the bidding party holds more than 50% of the issued and outstanding Common Stock of the Company; or

(iv)        a merger, consolidation, share exchange, or other transaction to which the Company is a party pursuant to which the holders of all of the shares of the Company outstanding prior to such transaction do not hold, directly or indirectly, more than 50% of the outstanding shares of the surviving company after the transaction.

(v)         a change in the composition of the Board over a period of 12 months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors. For this purpose, “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least 12 months or (ii) have been Board members for less than 12 months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(e)          “Common Stock” means the common stock of the Company, par value $0.001 per share, or such other class or kind of shares or other securities resulting from the application of Section 9.

(f)          “Company” means Great Ajax Corp., a Maryland corporation, and any successor thereto.

(g)          “Director” means a member of the Board who is not also an employee of the Company or its subsidiaries.

(h)          “Holder” means a Director who receives an Award.

(i)          “Operating Partnership” means Great Ajax Operating Partnership L.P., a Delaware limited partnership, and any successor thereto.

(j)          “Other-Stock Based Award” means an award, other than an Award of Restricted Stock or a Stock Award, awarded by the Board under Section 8 of the Plan.

(k)          “Plan” means the Great Ajax Corp. 2014 Director Equity Plan herein set forth, as amended from time to time.

(l)          “Restricted Stock” means Common Stock subject to a Restriction Period awarded by the Board under Section 6 of the Plan.

(m)          “Restriction Period” means the period during which an Award is subject to forfeiture and is non-transferable. The Restriction Period shall not lapse until any and all conditions, imposed under this Plan or under the Award Agreement, have been satisfied. The restrictions may be based upon years of service or performance goals or both.

(n)          “Stock Award” means Common Stock issued free of vesting and forfeiture conditions awarded by the Board under Section 7 of the Plan.

3.           Eligibility

All Directors are eligible to receive grants of Awards under the Plan.

4.           Administration and Implementation of the Plan

The Plan shall be administered by the Board, which shall have full power to interpret and administer the Plan and full authority to act in selecting the Directors to whom Awards will be granted, in determining the amount and type of Awards to be granted to each such Director, in determining the terms and conditions of Awards granted under the Plan and in determining the terms of the Award Agreements that will be entered into with Holders. Any interpretation by the Board of the terms and provisions of the Plan and the administration thereof, and all action taken by the Board, shall be final, binding and conclusive for all purposes and upon all Holders and other interested persons. The Board shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations as it shall, from time to time, deem advisable. The Board may amend any outstanding Awards without the consent of the Holder to the extent it

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deems appropriate; provided however, that in the case of amendments adverse to the Holder, the Board must obtain the Holder’s consent to any such amendment. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, if any, the Board may allocate all or any portion of its responsibilities and powers to any of its committees or to one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Board at any time.

5.           Shares of Stock Subject to the Plan

Subject to adjustment as provided in Section 9, the total number of shares of Common Stock available for the grant of Awards under the Plan shall be equal to [ ] shares of Common Stock. Any shares issued hereunder may consist, in whole, or in part, of authorized and unissued shares or treasury shares. If any shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall not again be available for grant under the Plan. For purposes of this Section 5, each unit, if any, underlying an Other Stock-Based Award shall count as determined in good faith by the Board.

6.           Restricted Stock

An Award of Restricted Stock is a grant by the Company of a specified number of shares of Common Stock to a Director, which shares may in the sole discretion of the Board be subject to forfeiture during a Restriction Period upon the happening of events or other conditions as specified in the Award Agreement. Such an Award of Restricted Stock shall be subject to the following terms and conditions:

(a)          Restricted Stock shall conform to the requirements of the Plan and may contain such other provisions as the Board shall deem advisable. At the time of grant of an Award of Restricted Stock, the Board will determine the price, if any, to be paid by the Holder for each share of Common Stock subject to the Award, and such price, if any, shall be set forth in the Award Agreement. The number of shares subject to an Award of Restricted Stock shall be determined on such basis as the Board deems advisable, subject to terms of the Plan.

(b)          Unless otherwise provided by the Board, upon determination of the number of shares of Restricted Stock to be granted to the Holder, the Board shall direct that a certificate or certificates representing that number of shares of Common Stock be issued to the Holder with the Holder designated as the registered owner. The certificate(s), if any, representing such shares shall bear appropriate legends as to sale, transfer, assignment, pledge or other encumbrances to which such shares are subject during any Restriction Period and shall be deposited by the Holder together with a stock power endorsed in blank, with the Company, to be held in escrow during the Restriction Period.

(c)          During any Restriction Period for an Award of Restricted Stock the Holder shall have the right to receive the Holder’s allocable share of any cash dividends declared and paid by the Company on its Common Stock and to vote the shares of Restricted Stock.

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(d)          The Board may condition the expiration of the Restriction Period upon the Holder’s continued service over a period of time with the Company or upon any other criteria, as specified in the Award Agreement. If the specified conditions are not attained, the Holder shall forfeit the portion of the Award with respect to which those conditions are not attained, and the underlying Common Stock shall be forfeited to the Company.

(e)          At the end of any Restriction Period, if all such conditions have been satisfied, the restrictions imposed hereunder shall lapse with respect to the applicable number of shares of Restricted Stock as determined by the Board, and any legend described in Section 6(b) that is then no longer applicable, shall be removed and such number of shares delivered to the Holder (or, where appropriate, the Holder’s legal representative). Subject to Section 4, the Board may, in its sole discretion, accelerate the vesting and delivery of shares of Restricted Stock.

7.           Stock Awards

A Stock Award is a grant by the Company of the right to receive a specified number of shares of Common Stock to a Director, which right may be granted free of, or subject to, vesting and forfeiture conditions. A Stock Award shall be subject to the following terms and conditions:

(a)          Stock Awards shall conform to the requirements of the Plan and may contain such other provisions as the Board shall deem advisable. At the time of grant of a Stock Award, the Board will determine the price, if any, to be paid by the Holder for each share of Common Stock subject to the Award. The number of shares subject to a Stock Award shall be determined on such basis as the Board deems advisable, subject to terms of the Plan.

(b)          As determined by the Board, prior to the issuance of Common Stock pursuant to a Stock Award, the Holder may be entitled to dividend equivalents on the shares subject to the Stock Award.

(c)          Subject to the foregoing provisions of this Section 7 and the applicable Award Agreement, if any, upon the issuance of Common Stock under a Stock Award, the Holder shall have all rights of a stockholder with respect to the shares of Common Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. Stock Awards shall be subject to such restrictions on transfer as determined appropriate by the Board and as necessary to comply with applicable securities law.

8.           Other Stock-Based Awards

An Other Stock-Based Award is a grant by the Company of an award, other than an Award of Restricted Stock or a Stock Award, valued in whole or in part by reference to, or otherwise calculated by reference to or based on, shares of Common Stock, including, without limitation, interests in a subsidiary of the Company or interests in the Operating Partnership.

(a)          Other Stock-Based Awards shall conform to the requirements of the Plan and may contain such other provisions as the Board shall deem advisable. At the time of grant of an Other Stock-Based Award, the Board will determine the price, if any, to be paid by the Holder for the Award, and such price, if any, shall be set forth in the Award Agreement. The number of shares

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subject to an Other Stock-Based Award, if any, shall be determined on such basis as the Board deems advisable, subject to terms of the Plan.

(b)          The Board may condition the expiration of the Restriction Period upon the Holder’s continued service over a period of time with the Company or upon any other criteria, as specified in the Award Agreement. If the specified conditions are not attained, the Holder shall forfeit the portion of the Award with respect to which those conditions are not attained, and the underlying Common Stock or interests, if any, shall be forfeited to the Company.

(c)          At the end of any Restriction Period, if all such conditions have been satisfied, the restrictions imposed hereunder shall lapse with respect to the applicable portion of the Other Stock-Based Award as determined by the Board. Subject to Section 4, the Board may, in its sole discretion, accelerate the vesting of any Other Stock-Based Award.

9.           Changes in Capitalization; Changes of Control; Settlement of Awards

(a)          Adjustment for Changes in Capitalization: To prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, in the event of any corporate transaction or event such as a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination or other similar corporate transaction or event affecting the Common Stock, or other interests with respect to an Other Stock-Based Award, as applicable, with respect to which Awards have been or may be issued under the Plan (any such transaction or event, a “Transaction”), then the Board shall, in such manner as the Board deems equitable: make a proportionate adjustment in (i) the maximum number and type of securities (or interests) as to which awards may be granted under this Plan and the terms of such awards, if applicable, and (ii) the number and type of securities (or interests) subject to outstanding Awards and the terms of such outstanding Awards, if applicable.

(b)          Change in Control: In the event of a Change of Control of the Company, the Board may, on a Holder by Holder basis, take any of the following actions, either singly or in combination:

(i)          fully vest and/or accelerate the Restriction Period of any Awards;

(ii)         cancel and/or redeem any outstanding Awards with respect to all Common Stock or other interests for which the Award is subject to forfeiture in exchange for a cash payment of an amount determined by the Board;

(iii)        require that the Award be assumed by any successor corporation or that awards for shares of other interests in the Company or any other entity be substituted for such Award; or

(iv)        take such other action as the Board shall determine to be reasonable under the circumstances.

The application of the foregoing provisions, including, without limitation, the issuance of any substitute Awards, shall be determined in good faith by the Board in its sole discretion.

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10.         Effective Date, Termination and Amendment

The Plan shall remain in full force and effect until the [tenth] anniversary of the date of its adoption by the Board, or if earlier, the date it is terminated by the Board. The Board shall have the power to amend, suspend or terminate the Plan at any time. Termination of the Plan pursuant to this Section 10 shall not affect Awards outstanding under the Plan at the time of termination. Amendments to this Plan shall be subject to shareholder approval to the extent such approval is required by applicable law or applicable requirements of any securities exchange or similar entity, if any.

11.         Transferability

(a)          Prior to vesting, awards under the Plan are not transferable except as designated by the Holder by will, by the laws of descent and distribution or by a beneficiary form filed with the Company.

(b)          Awards may be claimed on behalf of a deceased Holder or other person entitled to benefits under the Plan by the beneficiary of such Holder or other person if the Company has a valid designation of such beneficiary on file, or otherwise by the personal legal representative of such Holder or other person.

12.         General Provisions

(a)          No Implied Rights: Nothing in the Plan or any Award granted pursuant to the Plan shall be deemed to create any obligation on behalf of the Board to nominate any Director for re-election to the Board by the Company’s shareholders. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the Holder any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for the receipt of such rights.

(b)          Withholding: Holders shall be responsible for making appropriate provisions for all taxes required to be withheld, if any, in connection with any Award or the transfer of shares of Common Stock pursuant to this Plan.

(c)          Award Agreement: An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Board shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Holder shall be reflected in such form of written documents to the extent and in the manner determined by the Board. A copy of such document shall be provided to the Holder, and the Board may, but need not, require that the Holder sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Holder signature is required.

(d)          Securities Law Compliance: No shares of Common Stock or other interests will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock or such other interests may be listed, have been fully met. As a condition precedent to the issuance of shares or other interests pursuant to the grant of an Award, the

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Company may require the Holder to take any reasonable action to meet such requirements. The Board may impose such conditions on any shares of Common Stock or other interests issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Board may also require the Holder to represent and warrant at the time of issuance or transfer that the shares of Common Stock or other interests are being acquired only for investment purposes and without any current intention to sell or distribute such shares.

(e)          Governing Law: To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Maryland and construed accordingly.

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